                                                                    EXHIBIT 10.2

                        SEVENTH AMENDMENT AND WAIVER TO
           SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "SEVENTH AMENDMENT") dated as of September 21,1998 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC. MACKINTOSH OF NEW ENGLAND CO. AND M & L INTERNATIONAL, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS" and individually, each a "GUARANTOR" and collectively, the "GUARANTORS"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), FLEET BANK N.A. and MILBERG FACTORS, INC. (individually, each a "LENDER" and collectively, the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "SERVICING AGENT" and together with the Agent, the "AGENTS").

                            PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997, as amended by a First Amendment, dated as of May 22, 1997, a Second Amendment, dated as of February 18, 1998 (the "SECOND AMENDMENT"), a Third Amendment, dated as of March 6, 1998, a Fourth Amendment, dated as of March 25, 1998, a Fifth Amendment and Waiver dated as of June 8, 1998 and a Sixth Amendment dated as of June 30, 1998 (as so amended, the "CREDIT AGREEMENT"); and

                  WHEREAS, the terms defined in the Credit Agreement are used in this Seventh Amendment as in the Credit Agreement unless otherwise defined herein;

                  WHEREAS, the Borrowers and the Guarantors have requested that certain provisions of the Credit Agreement be amended as hereinafter set forth;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. LIMITED WAIVER. Each Lender and each Agent hereby waive compliance with:

                           (i) the provisions contained in the definition of
                  Revolving Credit Loans Permitted Overadvance (Month End) which require that the consolidated overadvance shall not be equal to or greater than $3,500,000 at month end for August 1998;

                           (ii) the provisions contained in the definition of
                  Revolving Credit Loans Permitted Overadvance (Month End) which requires that the aggregate outstanding amount of Revolving Credit Loans made to BAI during the month of August 1998 which are used to finance Varon shall be less than the Eligible Accounts of Varon included in the computation of the Collateral Borrowing Base as set forth on the

                  Reconciliation Report for the month of

                  August 1998 in an amount equal to or greater than $1,000,000;

                           (iii) the Events of Default arising as a result of
                  the failure by the Borrowers to make mandatory prepayments pursuant to Section 2.08(ii) of the Credit Agreement following the occurrence of the foregoing; and

                           (iv) the provisions contained in Section 11.02 of
                  the Credit Agreement which require that Consolidated Tangible Net Worth shall be at least $3,250,000 and $4,000,000 as of June 30, 1998 and July 31, 1998, respectively.

                  SECTION 2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

                           "Revolving Credit Loans Maximum Outstanding" means
                  during the period specified below the amounts specified below for such period:

                  PERIOD                                           AMOUNT
                  ------                                           ------

                  Fourth Closing Date to and
                  including April 30, 1998                         $13,750,000

                  May 1, 1998 to and including
                  May 31, 1998                                     $16,750,000

                  June 1, 1998 to and including
                  June 30, 1998                                    $25,000,000

                  July 1, 1998 to and including
                  July 31, 1998                                    $32,000,000

                  August 1, 1998 to and
                  including August 31, 1998                        $35,000,000

                  September 1, 1998 to and
                  including September 20, 1998                     $35,000,000

                  September 21, 1998 to and
                  including September 30, 1998                     $30,000,000

                  October 1, 1998 to and
                  including October 20, 1998                       $28,750,000

                  October 21, 1998 to and
                  including October 30, 1998                       $23,000,000

                  October 31, 1998 to and
                  including November 19, 1998                      $20,500,000

                  November 20, 1998 to and
                  including November 30, 1998                      $10,750,000

                  December 1, 1998 to and
                  including December 20, 1998                      $ 8,000,000

                  December 21, 1998 to and
                  including December 31, 1998                      $ 5,000,000

                  January 1, 1999 to and
                  including February 28, 1999                      $ 7,000,000

                  March 1, 1999 to and including
                  March 31, 1999                                   $ 9,000,000

                  "Revolving Credit Loans Permitted Overadvance (During the Month)" means the amount specified below for each day during the month specified below other than the last day of the applicable month:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $  5,000,000
                  April, 1998                                    $  9,500,000
                  May, 1998                                      $ 11,500,000
                  June, 1998                                     $ 12,500,000
                  July, 1998                                     $ 16,000,000
                  August, 1998                                   $ 12,250,000
                  September, 1998                                $  7,750,000
                  October, 1998                                  $    500,000
                  November, 1998                                 $ (4,000,000)
                  December, 1998                                 $ (8,000,000)
                  January, 1999                                  $ (4,000,000)
                  February, 1999                                 $ (2,500,000)
                  March, 1999                                    $ (1,000,000)

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months of July 1998 or August 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall for each day during the period specified below other than the last day of the applicable month be equal to or less than the sum of (1) the Eligible

Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each day during the period specified below other than the last day of the applicable month:

                  PERIOD                                             AMOUNT
                  ------                                             ------

                  March 1, 1998 to and
                  including May 31, 1998                           $  3,750,000

                  June 1, 1998 to and
                  including June 30, 1998                          $  4,500,000

                  July 1, 1998 to and
                  including July 31, 1998                          $  4,500,000

                  August 1, 1998 to and
                  including August 31,                             $  4,000,000
                  1998

                  September 1, 1998  to
                  and including September
                  29, 1998                                         $  4,000,000

                  October 1, 1998 to and
                  including October 30,                            $   (750,000)
                  1998

                  November 1, 1998  to
                  and including November
                  29, 1998                                         $ (1,750,000)

                  December 1, 1998  to
                  and including December                           $ (2,250,000)
                  30, 1998

                  January 1, 1999 to and
                  including January 30,                            $ (2,000,000)
                  1999

                  February 1, 1999  to and
                  including February 27,
                  1999                                             $   (750,000)

                  March 1, 1999  to and
                  including March 30, 1999                          $         0

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months ended July 31, 1998 or August 31, 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

                  "Revolving Credit Loans Permitted Overadvance (Month End)" means the amounts specified below for the last day of each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                   $  4,000,000
                  April, 1998                                   $  9,500,000
                  May, 1998                                     $  7,500,000
                  June, 1998                                    $ 11,000,000
                  July, 1998                                    $ 10,250,000
                  August, 1998                                  $  3,500,000
                  September, 1998                               $  2,000,000
                  October, 1998                                 $ (8,000,000)
                  November, 1998                                $ (9,500,000)
                  December, 1998                                $(10,500,000)
                  January, 1999                                 $ (6,000,000)
                  February, 1999                                $ (4,000,000)
                  March, 1999                                   $ (1,500,000)

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months July 1998 or August 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  Notwithstanding the foregoing, the proceeds of the Revolving Credit Loans made to Mackintosh shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Mackintosh relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $ 3,250,000
                  April, 1998                                    $ 4,000,000
                  May, 1998                                      $ 4,750,000
                  June, 1998                                     $ 6,000,000
                  July, 1998                                     $ 6,250,000
                  August, 1998                                   $ 6,250,000
                  September, 1998                                $ 5,250,000
                  October, 1998                                  $ 1,500,000
                  November, 1998                                 $  (750,000)
                  December, 1998                                 $(1,800,000)
                  January, 1999                                  $         0
                  February, 1999                                 $         0
                  March, 1999                                    $         0

                  In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $ 3,000,000
                  April, 1998                                    $ 3,000,000
                  May, 1998                                      $ 3,000,000
                  June, 1998                                     $ 4,000,000
                  July, 1998                                     $ 3,750,000
                  August, 1998                                   $ 1,000,000
                  September, 1998                                $ 3,000,000
                  October, 1998                                  $(2,500,000)
                  November, 1998                                 $(3,000,000)
                  December, 1998                                 $(2,750,000)
                  January, 1999                                  $(1,500,000)
                  February, 1999                                 $  (750,000)
                  March, 1999                                    $         0

                  In addition, each of the Borrowers agree that no further intercompany loans or advances shall be made by any Borrower or Subsidiary from and after the Fourth Closing Date and that intercompany loans and advances by and among the Borrowers outstanding as of the Fourth Closing Date shall not be repaid or reduced by any amounts, other than reductions or repayments arising from non-cash offsets of federal income tax provisions and allocations of Apparel's corporate overhead and management fee expenses among Apparel, BAI, Mackintosh and M&L conducted in the ordinary course of business in accordance with GAAP.

                  For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

                  (b) Section 9.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  9.10 INVESTMENT ADVISOR. Retain an investment advisor reasonably satisfactory to the Agents for purposes of strategic planning, which investment advisor shall (i) establish August 28, 1998 as the date by which letters of intent must be issued by potential purchasers of one or more of the Borrowers, and (ii) establish September 11, 1998 as the date by which bids for the purchase of one or more of the Borrowers must be received.

                  SECTION 3. CONDITIONS OF EFFECTIVENESS TO THIS SEVENTH AMENDMENT. This Seventh Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived:

                  (i) the Borrowers, the Lenders and the Agents shall each have executed and delivered this Seventh Amendment;

                  (ii) payment by the Borrowers of (i) all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Seventh Amendment and the Credit Agreement and (ii) all outstanding legal fees and expenses due and payable to Zalkin, Rodin & Goodman LLP, special counsel for the Agent;

                  (iii) payment by the Borrowers to the Agent for the account of the Lenders a non-refundable amendment fee equal to $25,000. Each Lender shall be entitled to twenty percent (20%) of such amendment fee; and

                  (iv) receipt of such other documents, opinions or agreements as either of the Agents or any of the Lenders may reasonably request, including, without limitation, a schedule listing, for each Borrower, the categories of information listed in the schedule annexed to the Second Amendment.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as specifically waived herein, the execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant that each of the representations and warranties contained in Article 8 of the Credit Agreement and in each of the other Facility Documents is true and correct as of the date hereof (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such date).

                  SECTION 6. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Seventh Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

                  SECTION 7. GOVERNING LAW. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  SECTION 8. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

                  SECTION 9. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Seventh Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.


                                       BISCAYNE APPAREL, INC.

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       BISCAYNE APPAREL INTERNATIONAL, INC.

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       MACKINTOSH OF NEW ENGLAND CO.

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       M & L INTERNATIONAL, INC.

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                       THE CHASE MANHATTAN BANK,
                                           as Lender

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       MILBERG FACTORS, INC., as Lender

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       CORESTATES BANK, N.A., as Lender

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       BANKBOSTON, N. A., as Lender

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       FLEET BANK, N.A., as Lender

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       THE CHASE MANHATTAN BANK, as Agent

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                       MILBERG FACTORS, INC., as
                                           Servicing Agent

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title: